Exhibit 99.1

BETTER BIODIESEL, INC.
(A Development Stage Company)

FINANCIAL REPORT

SEPTEMBER 30, 2006

C  O  N  T  E  N  T  S

Page
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1 and 2

CONSOLIDATED BALANCE SHEETS	3
CONSOLIDATED STATEMENTS OF OPERATIONS	4
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY	5
CONSOLIDATED STATEMENTS OF CASH FLOWS	6
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	7 - 13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Better Biodiesel, Inc.
Orem, Utah

We have audited the accompanying consolidated balance sheets of Better Biodiesel, Inc., and subsidiary (a development stage company), formerly known as Mountain States Holdings, Inc., as of September 30, 2006, December 31, 2005, and December 31, 2004, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the nine months ended September 30, 2006, the year ended December 31, 2005 and the two months ended December 31, 2004, and the period from November 1, 2004 (date of inception) through September 30, 2006.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Better Biodiesel, Inc. (a development stage company) and subsidiary as of September 30, 2006, December 31, 2005, and December 31, 2004, and the results of their operations and their cash flows for the nine months ended September 30, 2006, the year ended December 31, 2005, and the two months ended December 31, 2004, and for the period from November 1, 2004 (date of inception) to September 30, 2006, in conformity with accounting principles generally accepted in the United States.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company has experienced recurring losses from operations since inception and has accumulated a deficit during its development stage.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans regarding these matters are also discussed in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/S/ PETERSON SULLIVAN PLLC

December 11, 2006
Seattle, Washington

BETTER BIODIESEL, INC.
(A Development Stage Company)

CONSOLIDATED BALANCE SHEETS

	September 30, 2006	December 31, 2005	December 31, 2004
ASSETS

Current Assets
Cash and cash equivalents	$173,816	$—	$—
Prepaid expenses	18,377	—	—
Total current assets	192,193	—	—

Property and Equipment, net	264,747	137,172	—
Deposits	5,500		—
Total assets	$462,440	$137,172	$—

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current Liabilities
Accounts payable and accrued expenses	$137,527	$—	$—
Due to related party	—	189,119	1,300
Total current liabilities	137,527	189,119	1,300

Stockholders’ Equity (Deficit)
Preferred stock, no par value, 5,000,000 shares authorized, none issue	—	—	—
Common stock, no par value, 200,000,000 shares authorized, 30,500,001, zero, and zero, respectively, issued and outstanding	797,713	—	—
Deficit accumulated during the development stage	(472,800)	(51,947)	(1,300)
Total stockholders’ equity (deficit)	324,913	(51,947)	(1,300)
Total liabilities and stockholders’ equity (deficit)	$462,440	$137,172	$—

See Notes to Financial Statements

BETTER BIODIESEL, INC.
(A Development Stage Company)

CONSOLIDATED STATEMENTS OF OPERATIONS
From Inception (November 1, 2004) through September 30, 2006

	For the Nine Months Ended September 30, 2006	For the Year Ended December 31, 2005	From Inception on November 1, 2004 Through December 31, 2004	From Inception on November 1, 2004 Through September 30, 2006
Sales	$—	$—	$—	$—
Operating Expenses
Depreciation	16,583	1,653	—	18,236
Marketing	106,778	2,975	—	109,753
Payroll	73,471	16,825	1,300	91,596
Research and development	26,544	2,295	—	28,839
General and administrative	190,810	26,899	—	217,709
Total operating expenses	414,186	50,647	1,300	466,133

Loss from operations	(414,186)	(50,647)	(1,300)	(466,133)
Interest (expense)	(6,667)	—	—	(6,667)
Net Loss	$(420,853)	$(50,647)	$(1,300)	$(472,800)

Basic net loss per common share	$(0.18)	$(0.02)	$(0.00)

Weighted average basic shares outstanding	2,342,491	2,089,863	2,001,230

See Notes to Financial Statements

BETTER BIODIESEL, INC.
(A Development Stage Company)

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
From Inception (November 1, 2004) through September 30, 2006
(Common stock restated to reflect two-for-one reverse split)

	Preferred Stock		Common Stock
	Shares	Amount	Shares	Amount	Accumulated Deficit	Total
At inception November 1, 2004	—	$—	2,000,000	$—	$—	$—
Dec. 31, 2004 - Sale of Common Shares at $0.50 per pre-split share	—	—	75,000	—	—	—
Net loss for the two months ended December 31, 2004	—	—	—	—	(1,300)	(1,300)
Balance at December 31, 2004	—	—	2,075,000	—	(1,300)	(1,300)
May 31, 2005 - Sale of Common Shares at $0.50 per pre-split share	—	—	25,000	—	—	—
Dec. 31, 2005 - Sale of common shares at $0.50 per pre-split share	—	—	50,000	—	—	—
Net loss for the year ended December 31, 2005	—	—	—	—	(50,647)	(50,647)
Balance at December 31, 2005	—	—	2,150,000	—	(51,947)	(51,947)
Aug. 15, 2006 - Sale of Common shares at $0.50 per pre-split share	—	—	12,500	—	—	—
Aug. 31, 2006 - Common shares returned andcancelled in exchange for two former subsidiaries	—	—	(162,500)	—	—	—
Sept. 29, 2006 - Share arising in reverse of stock split	—	—	1	—	—	—
Sept. 29, 2006 - Common shares issued upon conversion of note payable at merger	—	—	1,500,000	506,667	—	506,667
Sept. 29, 2006 - Common shares issued to former LLC Member of Domestic exchange for cash and property Energy Partners, LLC in contributions to DEP	—	—	5,250,000	291,046	—	291,046
Sept. 29, 2006 - Other common shares issued at merger	—	—	21,750,000	—	—	—
Net loss for the nine month period ended September 30, 2006	—	—	—	—	(420,853)	(420,853)
Balance at September 30, 2006	—	$—	30,500,001	$797,713	$(472,800)	$324,913

No amounts are shown for the sales of common shares through Aug. 15, 2006, or the cancellation of shares on Aug. 31, 2006, since such transactions occurred while the Company was operating as Mountain States Holdings, Inc.

See Notes to Financial Statements

BETTER BIODIESEL, INC.
(A Development Stage Company)

CONSOLIDATED STATEMENTS OF CASH FLOWS
From Inception (November 1, 2004) through September 30, 2006

	For the Nine Months Ended September 30, 2006	For the Year Ended December 31, 2005	For the Two Months Ended December 31, 2004	From Inception on November 1, 2004 Through September 30, 2006
Cash Flows From Operating Activities
Net loss	$(420,853)	$(50,647)	$(1,300)	$(472,800)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	16,583	1,653	—	18,236
Changes in operating assets and liabilities				—
Increase in prepaid expenses	(18,377)	—	—	(18,377)
Increase in deposits	(5,500)	—	—	(5,500)
Increase in accounts payable and accrued expenses	144,194	—	—	144,194
Net cash used in operating activities	(283,953)	(48,994)	(1,300)	(334,247)

Cash Flows From Investing Activities
Purchases of property and equipment	(144,158)	—	—	(144,158)

Cash Flows From Financing Activities				—
Proceeds from related party for company expenses, net	101,927	48,994	1,300	152,221
Proceeds from related party notes payable	500,000	—	—	500,000
Net cash provided by financing activities	601,927	48,994	1,300	652,221
Net Increase In Cash and Cash Equivalents	173,816	—	—	173,816
Cash and Cash Equivalents, beginning of period	—	—	—	—
Cash and Cash Equivalents, end of period	$173,816	$—	$—	$173,816

Supplemental Cash Flow Information
Non-Cash Investing and Financing Activities Contribution of airplane by related party	$—	$138,825	$—	$138,825
Conversion of related party note payable and accrued interest to common stock	$506,667	—	—	$506,667
Conversion of contributions of cash and airplane by related party to common stock	$291,046	—	—	$291,046

See Notes to Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1.  Organization and Description of Business

Better Biodiesel, Inc., (“the Company”) is a Colorado corporation and is a “C” corporation for federal income tax purposes.  The Company was known as Mountain State Holdings, Inc., (“MSH”) until September 20, 2006, when it was renamed in anticipation of a merger on September 29, 2006, when it acquired all of the LLC Member Units of Domestic Energy Partners, LLC, (“DEP”), a Utah limited liability corporation.  The previous assets and liabilities of MSH were spun off to two stockholders in August 2006 in exchange for the return of common shares.  At the time of the acquisition of DEP, the Company had zero assets and zero liabilities.  It had 2,000,001 shares of common stock issued and outstanding carried at zero value.

The merger of the Company and DEP has been accounted for as a reverse merger, which is equivalent to a recapitalization of the Company.  The assets and liabilities of DEP are presented in the consolidated balance sheets at book value.  The historical operations presented in the Company’s Consolidated Statements of Operations are those of DEP.

DEP was organized as a limited liability corporation on May 18, 2005, although it had commenced operations in November 2004.  Therefore, November 1, 2004, is considered to be its effective date of inception.  DEP was organized to develop alternative fuel sources, particularly the manufacture and distribution of bio-diesel products.  DEP has no revenues to date and has been considered a development stage company since its inception (see Note 7).  DEP comprises the Company’s sole subsidiary and operations and the management of DEP and the Company are the same.  The Company’s headquarters is in Orem, Utah.

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary and all intercompany balances and transactions have been eliminated.

Note 2.  Going Concern

The Company’s financial statements are prepared consistent with accounting principles generally accepted in the United States applicable to a going concern, which contemplate the realization of assets and liquidation of liabilities in the normal course of business.  However, as shown in the accompanying financial statements, the Company has sustained losses and has relied on advances and loans from owners and sales of shares of its equity for operating capital.  To support the Company’s operations for the next year, management has plans to raise between $8 and $9 million in capital by a combination of stockholder loans and private placements.  There is no assurance, however, that these sources of capital will be timely obtained on acceptable terms.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

Note 3.  Significant Accounting Policies

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s consolidated financial statements.  The financial statements and notes are representations of the Company’s management who are responsible for their integrity and objectivity.  These accounting policies conform to accounting principles generally accepted in the United States and have been consistently applied in the preparation of the financial statements.  The following policies are considered to be significant.

Cash and Cash Equivalents

Cash equivalents are generally comprised of certain liquid investments with original maturities of less than three months.  On occasion, the Company has cash balances in excess of federal insurance limits.  No cash has ever been paid for interest expense or income tax.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Financial Instruments

The Company’s financial instruments consist of cash and cash equivalents, and accounts payable and accrued expenses.  The fair value of all financial instruments approximates the recorded value based on the short-term nature of these financial instruments.

Property and Equipment

Property and equipment are stated at cost and depreciated using the straight-line method over their estimated useful lives.  When assets are disposed of, the cost and accumulated depreciation (net book value of the assets) are eliminated and any resultant gain or loss reflected accordingly.  Betterments and improvements are capitalized over their estimated useful lives whereas repairs and maintenance expenditures on the assets are charged to expense as incurred.  Property and equipment consisted of the following:

Asset Class	Life	September 30, 2006	December 31, 2005	December 31, 2004
Airplane	7 years	$138,825	$138,825	$—
Equipment	5 years	44,158	—	—
Construction in Process	n/a	100,000	—	—
Less — Accumulated Depreciation		(18,236)	(1,653)	—
Net Property and Equipment		$264,747	$137,172	$—

Depreciation expense for the nine months ended September 30, 2006, for the year ended December 31, 2005, and for the two months ended December 31, 2004, was $16,583, $1,653, and $0, respectively.

Impairment of Long-Lived Assets

In accordance with Statement of Financial Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, the Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset.  If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.  Assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell.  The Company’s management does not believe that any of the Company’s long-lived assets were impaired as of September 30, 2006.

Revenue Recognition

The Company has had no revenues to date.  Sales of its product will be recognized when delivered to customers.

Advertising

Advertising costs, which are included in Marketing expense, are expensed as they are incurred.

Research and Development

Research and development costs are expensed as incurred.

Income Taxes

The Company follows the liability method of accounting for income taxes.  Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities and on the expected future tax benefits to be derived from net operating loss carryforwards measured using current tax rates.  A valuation allowance is established if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

As a result of the merger described in Note 6, at September 30, 2006, there are no material net operating tax losses available to the Company.

Loss Per Share

Potential common shares are those issuable upon the conversion or exercise of other potentially dilutive securities such as preferred stock, options, and warrants.  In these financial statements only basic loss per share is shown because there are no other potentially dilutive securities issued or outstanding.

The calculation of weighted average basic shares outstanding reflects a two-for-one reverse stock split in September 2006.  The accompanying financial statements are presented on a post-split basis.  Basic loss per share is computed by dividing net loss by the weighted average number of common shares outstanding during the reporting period.

Recent Accounting Developments

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes, (“FIN 48”).  FIN 48 clarifies the accounting for uncertainty in income taxes and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  FIN 48 is effective for financial statement as of January 1, 2007.  The Company has not yet determined the affect of applying FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”).  FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements but does not require any new fair value measurements.  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Company does not believe the application FAS 157 will change its financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, (“FAS 158”).  FAS 158 requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multi-employer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income.  FAS 158 is effective for financial statements as of December 31, 2006.  The Company does not believe that FAS 158 will have any effect on its financial statements.

Note 4.  Related Party Transactions

Prior to the merger of the Company and DEP, the Company’s Chief Executive Officer, who was an LLC member of DEP, contributed net cash of $152,221 to fund the operations of DEP and contributed an airplane valued at $138,825 to DEP.  He received common stock of the Company in the merger in exchange for these contributions.

Another party who became a stockholder of the Company in the merger loaned money to DEP under a convertible note.  The note and the accrued interest thereon totaling $506,667 were converted to common stock of the Company at the merger.

Two DEP LLC members who became stockholders of the Company were paid $40,000 for consulting services prior to the merger.

Note 5.  Nonmonetary Transactions Prior to Merger

Prior to the merger of the Company and DEP, two persons contributed future services and two persons contributed future services and processing development rights to DEP in the Form of an assignment (also signed by the Company’s CEO) of an application for a patent on the Company’s core technology in exchange for LLC member units.  The Company determined that the value of these contributions was insignificant because of the highly speculative nature of the DEP development process at that time.  All of these persons became stockholders of the Company in the merger.  The first two persons contributing future services referred to above are the two DEP LLC members paid $40,000 referred to in Note 4.

Note 6.  The Merger and Stockholders’ Equity

On September 29, 2006, the Company acquired all the operations of DEP in exchange for 28,500,000 shares of the Company’s no par value common stock, as follows:

•                  5,250,000 shares issued to the Company’s CEO in exchange for cash and property contributed to DEP;

•                  1,500,000 shares issued upon conversion of note payable by DEP; and

•                  21,750,000 shares issued to other parties, including LLC members of DEP

As a result of this merger, the Company became the sole LLC member of DEP.

As of the effective date of inception of DEP’s development stage (November 1, 2004), the Company, then operating as MSH, had 4,000,000 shares of its common stock issued and outstanding.  In August 2006, two former stockholders of MSH exchanged a total of 325,000 common shares for two former subsidiaries of MSH, which comprised all of the assets and liabilities of MSH.  The remaining common stock shares of MSH were then subject to a two-for-one reverse split, resulting in 2,000,001 shares of its common stock issued and outstanding at the time of merger.  These stockholders, combined with the new shares issued in the merger, comprise the 30,500,001 shares of the Company’s common stock issued and outstanding at September 30, 2006.  The Company is authorized to issue a total of 200,000,000 shares of common stock.

The Company also has 5,000,000 shares of no par value preferred stock authorized but none is issued.  This class of stock is a “blank check” class in that the rights of such stock would be established at the time of its issuance.

The Company left in place an incentive stock option plan established by MSH in 2002 but there are no stock grants issued or outstanding under the plan and the Company’s Board of Directors has not allocated any stock to the plan. The Company has not issued any other stock options or warrants.

A summary of the accounting for the merger of the Company and DEP follows (in thousands):

	BBD (formerly MSH)				DEP
	As of 9/29/06 before merger	Merger adj.		As of 9/29/06 after merger	As of 9/29/06 before merger	Merger adj.		As of 9/29/06 after merger	Consol. Adj.		BBD - Consol. Post- Merger
ASSETS:
Current assets	$0	$0		$0	$192	$0		$192	$0		$192
PPE & other assets	0	0		0	270	0		270	0		270
Due from subsidiary	0	507	(1)	507					(507	)(3)	0
Investment in subsidiary	0	(182	)(2)	(182)					182	(4)	0
TOTAL ASSETS	$0	$325		$325	$462	$0		$462	$(325)		$462

LIABILITIES & EQUITY:
LIABILITIES:
Current liabilities	$0	$0		$0	$138	$0		$138	$0		$138
Conv. note payb to related party					507	(507	)(1)	0	0		0
Advances from parent					0	507	(1)	507	(507	)(3)	0
TOTAL LIABILITIES	0	0		0	644	0		644	(507)		138

EQUITY:
BBD Stockholders’ Equity:
BBD Preferred Stock	0	0		0					0		0
BBD Common Stock	0	507	(1)	798					0		798
		291	(2)
BBD Retained Earnings (Deficit)	0	(473	)(2)	(473)					0		(473)
DEP Members’ Capital:
DEP Contrib. by LLC member					291	0	(5)	291	(291	)(4)	0
DEP Accumulated Deficit					(473)	0		(473)	473	(4)	0

TOTAL EQUITY	0	325		325	(182)	0		(182)	182		325

TOTAL LIAB. & EQUITY	$0	$325		$325	$462	$0		$462	$(325)		$462

Notes:

1.	Record the conversion of the DEP convertible note payable and accrued interest payable to 1,500,000 BBD common shares.

2.	Record the net book value of the net assets of DEP on the books of BBD.

3.	Eliminate intercompany advances.

4.	Eliminate BBD’s investment in DEP.

5.	Contributions by LLC Member:

	Cash - per consolidated statement of Cash Flows	$152

	Contribution of airplane to DEP	139

	Total	$291

Note 7.  Development Stage Operations

By virtue of its merger with DEP, which became its sole operations, the Company is considered to be in the development stage in accordance with the Financial Accounting Standards Board SFAS No. 7, “Accounting and Reporting by Development Stage Enterprises”.  Since its inception, DEP has devoted substantially all of its time to raising capital, obtaining financing, and research and development activities.  Furthermore, DEP has had no revenues and has had recurring losses since its inception.

Total stockholders’ equity on the balance sheet includes the deficit accumulated during the development stage of $472,800 through September 30, 2006.

Note 8.  Commitments and Contingencies

Future minimum lease payments are as follows for the years ending September 30:

2007	$60,000
2008	35,000
$95,000

Note 9.  Subsequent Events

In November 2006, the Company entered into and prepaid a contract with an engineering firm for $20,000 to provide engineering services to the Company.